UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22114
Name of Registrant:	Vanguard Montgomery Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: December 31
Date of reporting period: January 1, 2013 – December 31, 2013
Item 1: Reports to Shareholders

Annual Report | December 31, 2013

Vanguard Market Neutral Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	9
Performance Summary.	11
Financial Statements.	13
Your Fund’s After-Tax Returns.	29
About Your Fund’s Expenses.	30
Glossary.	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMSVanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended December 31, 2013

Total
Returns
Vanguard Market Neutral Fund
Investor Shares	8.59%
Institutional Shares	8.66
Citigroup Three-Month U.S. Treasury Bill Index	0.05
Equity Market Neutral Funds Average	3.09
Equity Market Neutral Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Your Fund’s Performance at a Glance
December 31, 2012, Through December 31, 2013
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital	Return of
	Price	Price	Dividends	Gains	Capital
Vanguard Market Neutral Fund
Investor Shares	$10.16	$11.03	$0.002	$0.000	$0.001
Institutional Shares	10.10	10.97	0.003	0.000	0.001

Chairman’s Letter

Dear Shareholder,

Vanguard Market Neutral Fund handily outperformed its comparative standards for 2013, benefiting from the advisor’s stock choices in industries ranging from airlines to biotechnology to gold mining.

The advisor, Vanguard Equity Investment Group, has developed—and continually refines—computer models to identify the most and least attractive stocks in each sector. These models worked well in the 12 months ended December 31, as the Market Neutral Fund returned 8.59% for Investor Shares. That compares with 0.05% for the benchmark Citigroup Three-Month U.S. Treasury Bill Index and 3.09% for peer funds, on average.

It was the highest annual return for the Market Neutral Fund since 2007. The fund’s advance looks pale next to the broad U.S. stock market’s return of about 34%, but that disparity is to be expected. The fund isn’t designed to follow the returns of the broad stock market but to deliver performance that’s neutral to market conditions.

Earnings, optimism, and stimulus made it a big year for U.S. stocks

As I mentioned, U.S. stocks surged in the 12 months ended December 31, delivering their best calendar-year finish since 1995. Corporations posted solid earnings and investors placed a higher premium on those earnings. The Federal Reserve’s stimulative bond-buying program also supported stock markets; in fact, markets slumped a bit in the summer when questions arose about the timing of the program’s unwinding. In December, the Fed ended the uncertainty by announcing that it would begin paring its bond purchases in January 2014.

International stocks, in aggregate, returned about 15%, with the developed markets of Europe and the Pacific region posting double-digit results and emerging-market stocks dipping into negative territory.

For 2014, Vanguard Chief Economist Joe Davis and his team are guarded in their outlook for global stock returns, and their forecast for the bond market remains muted. While Joe readily acknowledges that such forecasts are accompanied by uncertainty, he writes, “We believe a balanced and diversified, low-cost portfolio can remain a high-value proposition in the decade ahead.” (You can read more about our expectations for bond and stock returns in Vanguard’s Economic and Investment Outlook, available at vanguard.com/ research.)

Bond returns faltered in 2013 as the Fed’s phaseout loomed

The broad U.S. taxable bond market returned –2.02%—its first negative calendar-year result since 1999 and its worst calendar-year performance since 1994. The Fed’s plans for phasing out its bond-buying program rattled investors, who sold bonds in anticipation of further

Market Barometer

	Average Annual Total Returns
	Periods Ended December 31, 2013
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	33.11%	16.30%	18.59%
Russell 2000 Index (Small-caps)	38.82	15.67	20.08
Russell 3000 Index (Broad U.S. market)	33.55	16.24	18.71
MSCI All Country World Index ex USA (International)	15.29	5.14	12.81

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-2.02%	3.26%	4.44%
Barclays Municipal Bond Index (Broad tax-exempt market)	-2.55	4.83	5.89
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.06	0.09

CPI
Consumer Price Index	1.50%	2.07%	2.08%

price declines. Municipal bonds returned –2.55% in aggregate. The yield of the 10-year Treasury note closed at 2.97%, up from 1.76% at the close of December 2012. (Bond yields and prices move in opposite directions.)

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –3.08%. As for money market funds and savings accounts, returns remained tiny as the Fed held short-term interest rates between 0% and 0.25%.

For the year, the fund had success with ‘long’ and ‘short’ investments

A distinctive characteristic of Vanguard Market Neutral Fund is its “short” portfolio: The fund sells borrowed shares with the hope that the stock price will fall; then it can profit by replacing the shares at the lower price. This “short-selling” reverses what’s typically expected, because the advisor’s goal is to identify not rising stocks but those headed for declines.

The fund also invests with the traditional “long” approach, in which stocks are selected based on the advisor’s belief that they’ll outperform.

In 2013, the advisor had success with both techniques. Short investments in gold-mining companies generated outsized gains as their shares tumbled along with the steep slide in the price of gold. On the long side, the fund had success with investments in airlines, which appeared to benefit from improved business results as well as legal clearance for a high-profile merger late in the year.

In the biotechnology industry, the advisor did well with both its short and long investments. The biotech industry is extremely volatile: Shares can soar or plummet depending on the outcome of trials of experimental new therapies. During 2013, the fund held some of the group’s leading advancers in its long portfolio while having short positions in some of the biggest biotech decliners.

As for weak spots, the fund had disappointing results with short investments among high-flying internet companies as investors continued to bid up their stock prices in view of ongoing growth in online spending.

Combining short investments with offsetting long investments can enhance diversification by providing returns that aren’t closely correlated with moves of the broad stock market. However, given the Market Neutral Fund’s distinctive characteristics, investors should carefully evaluate its appropriateness for their specific situations. The fund can play a role as a small portion of a large, already well-diversified portfolio.

For more about the advisor’s strategy and the fund’s positioning during the year, please see the Advisor’s Report that follows this letter.

With active management, patience can be rewarded

As I’ve discussed, 2013 was a successful year for the Market Neutral Fund. We have great confidence in our Equity Investment Group, which has been the fund’s sole advisor since August 2010. Nevertheless, we wouldn’t expect the fund to outshine its comparative standards in every single period. Indeed, it underperformed its peers and benchmark in 2012.

And that brings me to an important point for investors who choose actively managed funds, such as the Market Neutral Fund: Even the best managers can’t avoid short-term periods of underperformance. So an investor who is unwilling to endure some lean times could unwisely abandon a talented manager and miss out on long-term rewards. (You can read our research on this subject in The Bumpy Road to Outperformance at vanguard.com/research.)

Total Returns
Ten Years Ended December 31, 2013
Average
Annual Return
Market Neutral Fund Investor Shares	2.42%
Citigroup Three-Month U.S. Treasury Bill Index	1.58
Equity Market Neutral Funds Average	1.69
Equity Market Neutral Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

As you can see in the table on page 5, for the decade ended December 31, the Market Neutral Fund outperformed its comparative standards. But that reward was earned only by shareholders who stood fast in the face of disappointing short-term results. We hope that, over time, the fund’s margin of outperformance will grow and that you and its other investors will be rewarded for taking the long-term view.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
January 22, 2014

Advisor’s Report

In the fiscal year ended December 31, 2013, the Market Neutral Fund returned 8.59% for Investor Shares, outperforming its benchmark, the Citigroup Three-Month U.S. Treasury Bill Index, by more than eight percentage points. Generally, it was a successful year, during which the fund led its benchmark in three of four quarters. Its fourth-quarter return was the strongest, at 4.15%, and its third-quarter result the weakest, at –0.38% (both results are for Investor Shares).

The broad U.S. equity market generated strong gains in 2013, producing first- and fourth-quarter returns in the double digits, about 11% and about 10%, respectively. Like the broad stock market, the Market Neutral Fund fared especially well in those two quarters (albeit with gains in the single, rather than double, digits). It is important to note that the fund’s goal is not to outperform the equity market, but rather to be neutral to market conditions and to produce returns that exceed those of 3-month U.S. Treasury bills.

The past year was a time of economic optimism, with a slowly declining unemployment rate and a 13.6% recovery in housing prices. In December, the U.S. equity market reacted positively to the Federal Reserve’s announcement that it would begin tapering its massive monthly bond purchases. Investors interpreted the move as a sign of the Fed’s confidence in the economic recovery. In addition, the market cheered the October nomination of Janet Yellen as the new chair of the Fed (her confirmation came in early January).

The market expects her to focus the Fed on job creation and reducing the stimulus program without alarming the markets and depressing economic growth.

Although our investment process has not changed, it is valuable to review the key drivers of the fund’s performance. The quantitative approach that we apply focuses on specific stock fundamentals. We believe there is no single best indicator for identifying outperforming stocks; therefore, we diversify across multiple factors: (1) Valuation is a measure of the price we pay for earnings and cash flows. (2) Growth considers the growth of earnings when evaluating how much we pay for them. (3) With management decisions, we examine the actions taken by the company leadership. (4) Market sentiment examines the way investors reflect their opinions of a company through their activity in the market. (5) Quality measures a company’s balance-sheet strength and the sustainability of earnings.

We construct the portfolio by buying stocks that we believe are undervalued—our “long” holdings—and selling short stocks that we believe are overvalued, all the while staying neutral to equity market risk. One factor we monitor is beta, which is a measure of a stock’s or a stock fund’s volatility relative to the volatility of the broad stock market. If our investment process is followed properly, a constructed portfolio should have a beta very close to 0, meaning that the market’s movement does not influence the fund’s movement. The Market Neutral Fund has been successful in achieving this goal. As of December 31, the fund’s three-year beta relative to a broad equity benchmark was 0.09.

Our analysis of the 12-month period shows that our stock-selection model was effective, with four of the five indicators improving the fund’s overall performance. The valuation indicator was the strongest contributor, followed by market sentiment; the quality indicator was a slight detractor.

The stock-selection model’s effectiveness during the period was illustrated by positive performance across seven sectors. Our selections added the most value in industrials and materials. Selection in the consumer discretionary and utilities sectors detracted the most from performance.

Long positions in Delta Air Lines and RR Donnelley & Sons led the results in industrials. In materials, the top contributor was a short position in Allied Nevada Gold, whose performance was affected by sliding gold prices (the gold spot price declined by more than 28% in 2013).

The largest detractors from performance were two consumer discretionary stocks that we sold short: TripAdvisor and Harman International Industries, both of which saw their share prices increase sharply during the period.

Again, the past fiscal year was a great one for the U.S. stock market. Our model was able to effectively capture the spread between overvalued and undervalued stocks and provide positive active return across most signals and sectors. Although it is difficult to predict the direction of the stock market over the coming year, we are confident that our model should continue capturing the relative attractiveness of individual stocks. We thank you for your investment and look forward to 2014.

James D. Troyer, CFA, Principal,
Portfolio Manager

James P. Stetler, Principal,
Portfolio Manager

Michael R. Roach, CFA, Portfolio Manager

Vanguard Equity Investment Group

January 28, 2014

Market Neutral Fund

Fund Profile
As of December 31, 2013

Share-Class Characteristics
	Investor	Institutional
	Shares	Shares
Ticker Symbol	VMNFX	VMNIX
Total Expense Ratio[1]	1.90%	1.80%
Management Expenses	0.18%	0.09%
Dividend Expenses on
Securities Sold Short[2]	1.52%	1.52%
Borrowing Expenses on
Securities Sold Short[2]	0.11%	0.11%
Other Expenses	0.09%	0.08%

Portfolio Characteristics
	Long	Short
	Portfolio	Portfolio
Number of Stocks	243	252
Median Market Cap	$4.5B	$5.4B
Price/Earnings Ratio	19.2x	38.3x
Price/Book Ratio	2.7x	2.8x
Return on Equity	12.0%	13.5%
Earnings Growth
Rate	15.8%	12.0%
Foreign Holdings	1.7%	2.4%

Volatility Measures
	Citigroup	DJ
	Three-Month	U.S. Total
	U.S. Treasury	Stock Market
	Bill Index	FA Index
R-Squared	0.00	0.09
Beta	-13.74	0.09
These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Sector Diversification (% of equity exposure)
	Long	Short
	Portfolio	Portfolio
Consumer Discretionary	16.7%	16.4%
Consumer Staples	4.7	4.9
Energy	5.8	6.2
Financials	14.6	14.5
Health Care	10.7	10.2
Industrials	18.0	18.2
Information Technology	18.8	18.8
Materials	6.7	6.8
Telecommunication Services	0.9	0.9
Utilities	3.1	3.1

Fund Characteristics
Turnover Rate	68%
Short-Term Reserves	4.0%

1 The total expense ratios shown are from the prospectus dated July 18, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended December 31, 2013, the total expense ratios were 1.57% for Investor Shares and 1.47% for Institutional Shares.
2 In connection with a short sale, the fund may receive income or be charged a fee based on the market value of the borrowed stock. When a cash dividend is declared on a stock the fund has sold short, the fund is required to pay an amount equal to that dividend to the party from which the fund borrowed the stock and to record the payment of the dividend as an expense.

Market Neutral Fund

Ten Largest Holdings[1] (% of total net assets)
Long Portfolio
Huntington Ingalls	Aerospace &
Industries Inc.	Defense	0.6%
AMERCO	Trucking	0.6
Deluxe Corp.	Commercial Printing	0.6
Westlake Chemical	Commodity
Corp.	Chemicals	0.5
Manitowoc Co. Inc.	Construction & Farm
	Trucks	0.5
Home Depot Inc.	Home Improvement
	Retail	0.5
Dun & Bradstreet Corp.	Research &
	Consulting Services	0.5
Anixter International Inc. Technology
	Distributors	0.5
Towers Watson & Co.	Human Resources &
	Employment
	Services	0.5
Raytheon Co.	Aerospace &
	Defense	0.5
Top Ten		5.3%

Ten Largest Holdings[1] (% of total net assets)
Short Portfolio
Freeport-McMoRan	Diversified Metals
Copper & Gold Inc.	& Mining	0.6%
ServiceNow Inc.	Systems Software	0.6
Bottomline Technologies	Application
de Inc.	Software	0.6
Toll Brothers Inc.	Homebuilding	0.6
Interpublic Group of Cos.
Inc.	Advertising	0.6
VeriFone Systems Inc.	Data Processing &
	Outsourced
	Services	0.6
Equinix Inc.	Internet Software &
	Services	0.6
Solera Holdings Inc.	Application
	Software	0.6
ONEOK Inc.	Gas Utilities	0.6
DR Horton Inc.	Homebuilding	0.5
Top Ten		5.9%

1 The holdings listed exclude any temporary cash investments and equity index products.

Market Neutral Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 31, 2003, Through December 31, 2013
Initial Investment of $250,000

		Average Annual Total Returns
		Periods Ended December 31, 2013
					Final Value
		One	Five	Ten	of a $250,000
		Year	Years	Years	Investment
	Market Neutral Fund*Investor Shares	8.59%	0.23%	2.42%	$317,526
••••••••	Citigroup Three-Month U.S. Treasury
	Bill Index	0.05	0.09	1.58	292,639
– – – –	Equity Market Neutral Funds Average	3.09	2.01	1.69	295,525
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	33.47	18.86	8.09	544,435
Equity Market Neutral Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment

Market Neutral Fund Institutional Shares	8.66%	0.32%	2.59%	$6,456,064
Citigroup Three-Month U.S. Treasury Bill
Index	0.05	0.09	1.58	5,852,776
Dow Jones U.S. Total Stock Market Float
Adjusted Index	33.47	18.86	8.09	10,888,699

See Financial Highlights for dividend and capital gains information.

Market Neutral Fund

Fiscal-Year Total Returns (%): December 31, 2003, Through December 31, 2013

Market Neutral Fund

Financial Statements

Statement of Net Assets
As of December 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks—Long Positions (96.2%)
Consumer Discretionary (16.1%)
	Home Depot Inc.	13,900	1,145
†	Hanesbrands Inc.	16,100	1,131
	Goodyear Tire & Rubber Co.	46,700	1,114
* †	Starz	38,000	1,111
†	Columbia Sportswear Co.	14,100	1,110
†	Sturm Ruger & Co. Inc.	15,100	1,104
* †	Jack in the Box Inc.	22,000	1,100
†	Gannett Co. Inc.	37,200	1,100
* †	O’Reilly Automotive Inc.	8,500	1,094
†	PetSmart Inc.	14,900	1,084
†	Brinker International Inc.	23,300	1,080
†	Brunswick Corp.	23,300	1,073
	Whirlpool Corp.	6,800	1,067
* †	Marriott Vacations
	Worldwide Corp.	20,200	1,066
†	Domino’s Pizza Inc.	15,050	1,048
†	Cracker Barrel Old Country
	Store Inc.	9,500	1,046
†	Viacom Inc. Class B	11,850	1,035
†	TJX Cos. Inc.	16,100	1,026
†	Buckle Inc.	19,300	1,014
†	Tupperware Brands Corp.	10,700	1,011
†	Wynn Resorts Ltd.	5,100	990
†	Staples Inc.	55,600	884
†	Gap Inc.	21,400	836
†	PulteGroup Inc.	40,350	822
†	Dana Holding Corp.	41,880	822
* †	Express Inc.	43,700	816
†	Macy’s Inc.	15,000	801
*	Visteon Corp.	9,600	786
†	Best Buy Co. Inc.	19,400	774
* †	Outerwall Inc.	11,350	764
†	GameStop Corp. Class A	14,500	714
	CBS Corp. Class B	10,700	682
†	Dillard’s Inc. Class A	6,670	648
	Brown Shoe Co. Inc.	17,400	490
†	Comcast Corp. Class A	9,400	488

*	Federal-Mogul Corp.	24,300	478
	Thor Industries Inc.	4,355	241
			33,595
Consumer Staples (4.5%)
* †	Pilgrim’s Pride Corp.	64,900	1,055
* †	Green Mountain Coffee
	Roasters Inc.	13,900	1,051
†	Nu Skin Enterprises Inc.
	Class A	7,600	1,050
†	Kroger Co.	26,500	1,048
	Kimberly-Clark Corp.	10,000	1,045
* †	Rite Aid Corp.	195,500	989
	Tyson Foods Inc. Class A	23,400	783
	Kraft Foods Group Inc.	12,600	679
	Sanderson Farms Inc.	8,200	593
†	Reynolds American Inc.	6,000	300
	Andersons Inc.	3,200	285
*	WhiteWave Foods Co.
	Class A	11,972	275
*	Sprouts Farmers
	Market Inc.	5,600	215
			9,368
Energy (5.6%)
†	Helmerich & Payne Inc.	12,800	1,076
*	SEACOR Holdings Inc.	11,700	1,067
†	Hess Corp.	12,100	1,004
†	Marathon Petroleum Corp.	10,540	967
†	ConocoPhillips	13,200	933
	Chesapeake Energy Corp.	34,300	931
*	Ultra Petroleum Corp.	42,100	912
†	Western Refining Inc.	16,780	712
†	Anadarko Petroleum Corp.	8,800	698
*	Hercules Offshore Inc.	101,500	663
*	Exterran Holdings Inc.	17,000	581
	RPC Inc.	32,500	580
	EXCO Resources Inc.	108,800	578
	Bristow Group Inc.	7,600	570
*	Matador Resources Co.	21,700	404

Market Neutral Fund

			Market
			Value
		Shares	($000)
*	EXCO Resources Inc.
	Rights Exp. 01/09/2014	108,800	17
			11,693
Financials (14.0%)
†	KeyCorp	83,100	1,115
†	Unum Group	31,400	1,101
†	Goldman Sachs Group Inc.	6,200	1,099
†	Montpelier Re Holdings Ltd.	37,600	1,094
†	Regions Financial Corp.	110,600	1,094
†	PrivateBancorp Inc.	37,800	1,094
	Lincoln National Corp.	21,100	1,089
†	CNO Financial Group Inc.	61,425	1,087
	Comerica Inc.	22,800	1,084
†	Ameriprise Financial Inc.	9,300	1,070
†	Fifth Third Bancorp	50,700	1,066
*	Western Alliance Bancorp	43,800	1,045
†	Platinum Underwriters
	Holdings Ltd.	16,900	1,036
†	Everest Re Group Ltd.	6,600	1,029
†	Nelnet Inc. Class A	24,400	1,028
* †	Popular Inc.	34,100	980
* †	Portfolio Recovery
	Associates Inc.	18,400	972
†	Allstate Corp.	16,875	920
†	Torchmark Corp.	11,500	899
* †	Credit Acceptance Corp.	6,684	869
†	State Street Corp.	11,800	866
	StanCorp Financial
	Group Inc.	12,800	848
	Huntington Bancshares Inc.	87,400	843
	International Bancshares
	Corp.	26,000	686
*	World Acceptance Corp.	7,750	678
†	Protective Life Corp.	12,150	616
†	Wells Fargo & Co.	13,100	595
	American Express Co.	6,200	563
	Washington Federal Inc.	22,200	517
	XL Group plc Class A	14,100	449
	American National
	Insurance Co.	3,500	401
	Cathay General Bancorp	12,700	339
	ING US Inc.	8,300	292
*	KCG Holdings Inc.
	Class A	23,100	276
	FBL Financial Group Inc.
	Class A	5,700	255
	Assurant Inc.	3,800	252
			29,247
Health Care (10.2%)
* †	Isis Pharmaceuticals Inc.	28,300	1,128
†	WellPoint Inc.	12,100	1,118
†	McKesson Corp.	6,900	1,114
* †	Endo Health Solutions Inc.	16,500	1,113

†	West Pharmaceutical
	Services Inc.	22,600	1,109
* †	HCA Holdings Inc.	23,055	1,100
†	Eli Lilly & Co.	21,500	1,097
	Medtronic Inc.	19,000	1,090
* †	Charles River Laboratories
	International Inc.	20,400	1,082
†	AbbVie Inc.	20,000	1,056
* †	Mylan Inc.	24,100	1,046
*	Boston Scientific Corp.	83,900	1,008
*	Centene Corp.	16,800	990
* †	PAREXEL International Corp.	21,400	967
†	Select Medical Holdings
	Corp.	71,200	827
†	Chemed Corp.	9,600	736
* †	Bruker Corp.	34,900	690
* †	Nektar Therapeutics	60,700	689
* †	CareFusion Corp.	15,800	629
†	ResMed Inc.	12,800	603
	Omnicare Inc.	9,100	549
*	Celgene Corp.	2,900	490
*	VCA Antech Inc.	8,100	254
* †	Biogen Idec Inc.	900	252
*	Health Net Inc.	8,300	246
*	MedAssets Inc.	10,200	202
*	Myriad Genetics Inc.	9,600	201
			21,386
Industrials (17.3%)
†	Huntington Ingalls
	Industries Inc.	13,083	1,178
* †	AMERCO	4,900	1,165
	Deluxe Corp.	22,200	1,159
†	Manitowoc Co. Inc.	49,100	1,145
†	Dun & Bradstreet Corp.	9,300	1,142
†	Towers Watson & Co.
	Class A	8,900	1,136
	Raytheon Co.	12,500	1,134
†	RR Donnelley & Sons Co.	55,700	1,130
†	Terex Corp.	26,800	1,125
†	Trinity Industries Inc.	20,220	1,102
†	Alaska Air Group Inc.	15,010	1,101
†	EnerSys Inc.	15,700	1,100
†	Masco Corp.	48,200	1,098
†	Northrop Grumman Corp.	9,230	1,058
†	Manpowergroup Inc.	12,300	1,056
	Lincoln Electric Holdings Inc.	14,800	1,056
	Boeing Co.	7,700	1,051
†	Exelis Inc.	54,900	1,046
*	Swift Transportation Co.	46,800	1,039
†	Delta Air Lines Inc.	37,200	1,022
†	Steelcase Inc. Class A	63,500	1,007
	Oshkosh Corp.	19,900	1,003
†	Lockheed Martin Corp.	6,600	981
* †	USG Corp.	34,200	971
†	Mueller Industries Inc.	15,000	945

Market Neutral Fund

			Market
			Value
		Shares	($000)
	Lennox International Inc.	10,020	852
†	UniFirst Corp.	7,800	835
†	Ingersoll-Rand plc	12,100	745
†	General Electric Co.	26,200	734
*	Nortek Inc.	9,800	731
†	Cintas Corp.	11,800	703
	Southwest Airlines Co.	35,800	675
	AAR Corp.	21,800	611
†	ITT Corp.	13,700	595
	Copa Holdings SA Class A	3,600	576
	Hyster-Yale Materials
	Handling Inc.	5,400	503
†	Union Pacific Corp.	2,750	462
*	Spirit Airlines Inc.	5,900	268
	CIRCOR International Inc.	3,000	242
	Barnes Group Inc.	6,300	241
*	AECOM Technology Corp.	7,600	224
* †	Allegion plc	4,033	178
			36,125
Information Technology (18.1%)
†	Anixter International Inc.	12,700	1,141
* †	CoreLogic Inc.	31,900	1,133
* †	SYNNEX Corp.	16,406	1,106
†	Western Digital Corp.	13,150	1,103
†	Jack Henry & Associates Inc.	18,600	1,101
* †	Gartner Inc.	15,400	1,094
	CA Inc.	32,500	1,094
†	Heartland Payment
	Systems Inc.	21,900	1,091
*	Alliance Data Systems Corp.	4,100	1,078
* †	Brocade Communications
	Systems Inc.	120,800	1,071
* †	Micron Technology Inc.	49,200	1,070
* †	CACI International Inc.
	Class A	14,600	1,069
* †	Rambus Inc.	112,800	1,068
* †	Advanced Micro
	Devices Inc.	273,630	1,059
†	Symantec Corp.	44,800	1,056
* †	Electronics For Imaging Inc.	27,200	1,053
* †	Tech Data Corp.	20,400	1,053
*	Unisys Corp.	30,700	1,031
†	Computer Sciences Corp.	18,300	1,023
†	Booz Allen Hamilton
	Holding Corp. Class A	53,100	1,017
* †	Freescale Semiconductor
	Ltd.	63,210	1,015
* †	Manhattan Associates Inc.	8,500	999
†	MAXIMUS Inc.	22,500	990
*	SunPower Corp. Class A	33,000	984
* †	Ciena Corp.	41,000	981
* †	CommVault Systems Inc.	12,700	951
*	Benchmark Electronics Inc.	40,400	932
* †	RF Micro Devices Inc.	180,000	929
* †	PTC Inc.	25,500	902

†	Motorola Solutions Inc.	12,975	876
†	Avnet Inc.	17,600	776
	DST Systems Inc.	8,300	753
*	Genpact Ltd.	39,150	719
	Broadridge Financial
	Solutions Inc.	17,300	684
	Lexmark International Inc.
	Class A	18,300	650
*	Aspen Technology Inc.	15,300	640
*	Acxiom Corp.	17,200	636
*	ON Semiconductor Corp.	60,500	499
*	comScore Inc.	17,300	495
*	NCR Corp.	6,900	235
	Marvell Technology
	Group Ltd.	15,200	219
*	Cirrus Logic Inc.	10,600	217
†	Accenture plc Class A	2,500	206
			37,799
Materials (6.5%)
†	Westlake Chemical Corp.	9,380	1,145
†	PPG Industries Inc.	5,951	1,129
†	NewMarket Corp.	3,300	1,103
*	KapStone Paper and
	Packaging Corp.	19,400	1,084
* †	Louisiana-Pacific Corp.	57,900	1,072
†	LyondellBasell Industries NV
	Class A	13,100	1,052
	Schweitzer-Mauduit
	International Inc.	17,700	911
	Avery Dennison Corp.	17,600	883
†	Rock Tenn Co. Class A	8,300	872
	Minerals Technologies Inc.	13,050	784
*	Graphic Packaging
	Holding Co.	81,200	779
*	Owens-Illinois Inc.	13,700	490
	Scotts Miracle-Gro Co.
	Class A	7,300	454
	Sherwin-Williams Co.	2,300	422
*	Berry Plastics Group Inc.	12,200	290
	Sealed Air Corp.	8,100	276
	Olin Corp.	9,300	268
	Packaging Corp. of America	4,100	259
*	Ferro Corp.	16,300	209
			13,482
Telecommunication Services (0.9%)
†	CenturyLink Inc.	30,800	981
†	AT&T Inc.	26,000	914
			1,895
Utilities (3.0%)
	Black Hills Corp.	20,400	1,071
†	UGI Corp.	25,300	1,049
	AES Corp.	63,800	926
†	Pinnacle West Capital Corp.	15,900	841
†	Portland General Electric Co.	22,300	673

Market Neutral Fund

			Market
			Value
		Shares	($000)
	Vectren Corp.	17,800	632
	PG&E Corp.	15,100	608
	Southwest Gas Corp.	4,200	235
	Otter Tail Corp.	7,400	217
			6,252
Total Common Stocks—Long Positions
(Cost $144,567)			200,842
Common Stocks Sold Short (-96.4%)
Consumer Discretionary (-15.8%)
*	Toll Brothers Inc.	(31,300)	(1,158)
	Interpublic Group of
	Cos. Inc.	(65,400)	(1,157)
*	DR Horton Inc.	(51,400)	(1,147)
*	BJ’s Restaurants Inc.	(36,500)	(1,134)
*	American Axle &
	Manufacturing Holdings
	Inc.	(54,700)	(1,119)
*	Vitamin Shoppe Inc.	(21,300)	(1,108)
	Allison Transmission
	Holdings Inc.	(40,000)	(1,104)
	Monro Muffler Brake Inc.	(19,400)	(1,093)
*	General Motors Co.	(26,700)	(1,091)
*	Liberty Ventures Class A	(8,900)	(1,091)
*	Tempur Sealy International
	Inc.	(20,200)	(1,090)
*	Panera Bread Co. Class A	(6,100)	(1,078)
*	Amazon.com Inc.	(2,700)	(1,077)
	Darden Restaurants Inc.	(19,800)	(1,076)
	Family Dollar Stores Inc.	(16,000)	(1,039)
	Hillenbrand Inc.	(35,200)	(1,035)
*	TripAdvisor Inc.	(12,400)	(1,027)
*	LKQ Corp.	(31,000)	(1,020)
	Harman International
	Industries Inc.	(12,250)	(1,003)
*	Sirius XM Holdings Inc.	(274,900)	(959)
*	Select Comfort Corp.	(44,100)	(930)
*	Sally Beauty Holdings Inc.	(30,700)	(928)
	PVH Corp.	(6,600)	(898)
*	Penn National Gaming Inc.	(61,900)	(887)
	John Wiley & Sons Inc.
	Class A	(15,500)	(856)
	Coach Inc.	(12,900)	(724)
	Harley-Davidson Inc.	(10,200)	(706)
	Abercrombie & Fitch Co.	(20,200)	(665)
*	Ulta Salon Cosmetics
	& Fragrance Inc.	(6,850)	(661)
	Wolverine World Wide Inc.	(19,400)	(659)
*	Chipotle Mexican Grill Inc.
	Class A	(1,070)	(570)
*	Discovery Communications
	Inc. Class A	(6,100)	(552)
	Dick’s Sporting Goods Inc.	(8,200)	(476)
	Signet Jewelers Ltd.	(5,600)	(441)

*	Loral Space &
	Communications Inc.	(3,700)	(300)
	Scripps Networks Interactive
	Inc. Class A	(3,200)	(277)
*	Netflix Inc.	(700)	(258)
*	CarMax Inc.	(5,271)	(248)
*	Liberty Global plc Class A	(2,700)	(240)
*	Restoration Hardware
	Holdings Inc.	(3,100)	(209)
			(33,091)
Consumer Staples (-4.7%)
*	Monster Beverage Corp.	(16,500)	(1,118)
	Beam Inc.	(16,200)	(1,103)
	Estee Lauder Cos. Inc.
	Class A	(14,200)	(1,069)
	B&G Foods Inc.	(30,100)	(1,021)
	Sysco Corp.	(28,050)	(1,013)
	Philip Morris International
	Inc.	(11,100)	(967)
*	Elizabeth Arden Inc.	(26,400)	(936)
*	Fresh Market Inc.	(21,500)	(871)
*	Seaboard Corp.	(126)	(352)
	Spectrum Brands Holdings
	Inc.	(4,200)	(296)
	Whole Foods Market Inc.	(5,100)	(295)
	Coca-Cola Co.	(7,100)	(293)
	Brown-Forman Corp.
	Class B	(3,500)	(264)
	Flowers Foods Inc.	(11,355)	(244)
			(9,842)
Energy (-6.0%)
*	McDermott International
	Inc.	(124,100)	(1,137)
	CONSOL Energy Inc.	(29,000)	(1,103)
*	Concho Resources Inc.	(10,000)	(1,080)
*	Gulfport Energy Corp.	(16,500)	(1,042)
*	Cheniere Energy Inc.	(22,800)	(983)
*	FMC Technologies Inc.	(18,500)	(966)
	Energen Corp.	(13,600)	(962)
	Spectra Energy Corp.	(24,400)	(869)
	Williams Cos. Inc.	(22,500)	(868)
*	Rowan Cos. plc Class A	(24,250)	(857)
	National Oilwell Varco Inc.	(8,800)	(700)
*	Cobalt International
	Energy Inc.	(34,400)	(566)
*	Cameron International Corp.	(9,100)	(542)
*	Dresser-Rand Group Inc.	(8,400)	(501)
	SemGroup Corp. Class A	(3,800)	(248)
			(12,424)
Financials (-14.0%)
	Fidelity National Financial
	Inc. Class A	(34,500)	(1,120)
	Iberiabank Corp.	(17,800)	(1,119)
	Mercury General Corp.	(22,300)	(1,108)

Market Neutral Fund

			Market
			Value
		Shares	($000)
	Hartford Financial Services
	Group Inc.	(30,500)	(1,105)
	Charles Schwab Corp.	(42,400)	(1,102)
	Arthur J Gallagher & Co.	(23,400)	(1,098)
	Loews Corp.	(22,700)	(1,095)
	Hudson City Bancorp Inc.	(115,500)	(1,089)
	PacWest Bancorp	(25,700)	(1,085)
	Eaton Vance Corp.	(25,200)	(1,078)
	Marsh & McLennan
	Cos. Inc.	(22,100)	(1,069)
	Erie Indemnity Co. Class A	(14,500)	(1,060)
	IntercontinentalExchange
	Group Inc.	(4,700)	(1,057)
*	Alleghany Corp.	(2,600)	(1,040)
	CME Group Inc.	(12,900)	(1,012)
	BB&T Corp.	(26,500)	(989)
	T. Rowe Price Group Inc.	(11,300)	(947)
*	Texas Capital Bancshares
	Inc.	(15,200)	(945)
	Bank of the Ozarks Inc.	(16,700)	(945)
*	Markel Corp.	(1,500)	(871)
	New York Community
	Bancorp Inc.	(44,600)	(751)
	Leucadia National Corp.	(25,900)	(734)
	BOK Financial Corp.	(10,900)	(723)
	Solar Capital Ltd.	(31,200)	(704)
	Cullen/Frost Bankers Inc.	(8,800)	(655)
	Raymond James Financial
	Inc.	(11,400)	(595)
	Community Bank System
	Inc.	(14,700)	(583)
	Radian Group Inc.	(39,100)	(552)
	MetLife Inc.	(9,700)	(523)
	TCF Financial Corp.	(31,275)	(508)
	Validus Holdings Ltd.	(9,700)	(391)
	CNA Financial Corp.	(8,300)	(356)
	Trustmark Corp.	(13,100)	(352)
	City National Corp.	(3,900)	(309)
	NBT Bancorp Inc.	(10,100)	(262)
	FirstMerit Corp.	(9,800)	(218)
			(29,150)
Health Care (-9.9%)
*	Wright Medical Group Inc.	(36,700)	(1,127)
*	Emeritus Corp.	(51,750)	(1,119)
*	Pacira Pharmaceuticals Inc.	(19,400)	(1,115)
*	Waters Corp.	(11,000)	(1,100)
*	Catamaran Corp.	(22,800)	(1,083)
*	BioMarin Pharmaceutical
	Inc.	(15,300)	(1,075)
*	Synageva BioPharma Corp.	(16,500)	(1,068)
*	Medivation Inc.	(16,600)	(1,059)
*	Alexion Pharmaceuticals
	Inc.	(7,850)	(1,045)
*	Hologic Inc.	(45,300)	(1,013)
*	Volcano Corp.	(46,100)	(1,007)

*	Jazz Pharmaceuticals plc	(7,500)	(949)
*	HMS Holdings Corp.	(36,000)	(818)
	Baxter International Inc.	(11,300)	(786)
	Teleflex Inc.	(8,300)	(779)
*	TESARO Inc.	(26,600)	(751)
*	athenahealth Inc.	(4,500)	(605)
*	MEDNAX Inc.	(11,100)	(593)
*	Varian Medical Systems Inc.	(7,100)	(552)
*	Theravance Inc.	(15,200)	(542)
*	QIAGEN NV	(21,100)	(502)
	Patterson Cos. Inc.	(11,800)	(486)
*	Forest Laboratories Inc.	(6,300)	(378)
	DENTSPLY International Inc.	(7,300)	(354)
	Zimmer Holdings Inc.	(2,600)	(242)
*	Allscripts Healthcare
	Solutions Inc.	(15,500)	(240)
*	Intuitive Surgical Inc.	(600)	(231)
			(20,619)
Industrials (-17.5%)
*	IHS Inc. Class A	(9,500)	(1,137)
	Expeditors International of
	Washington Inc.	(25,500)	(1,128)
	UTi Worldwide Inc.	(63,500)	(1,115)
	Cubic Corp.	(21,100)	(1,111)
	Xylem Inc.	(31,900)	(1,104)
*	Genesee & Wyoming Inc.
	Class A	(11,400)	(1,095)
*	Stericycle Inc.	(9,400)	(1,092)
*	Clean Harbors Inc.	(18,200)	(1,091)
*	DigitalGlobe Inc.	(26,400)	(1,086)
	Raven Industries Inc.	(26,400)	(1,086)
	FedEx Corp.	(7,500)	(1,078)
	ESCO Technologies Inc.	(31,000)	(1,062)
	Kennametal Inc.	(20,300)	(1,057)
	Precision Castparts Corp.	(3,900)	(1,050)
	CH Robinson Worldwide
	Inc.	(18,000)	(1,050)
	Fastenal Co.	(21,700)	(1,031)
*	WESCO International Inc.	(11,200)	(1,020)
	Roper Industries Inc.	(7,200)	(999)
*	II-VI Inc.	(56,700)	(998)
	KBR Inc.	(31,200)	(995)
	MSC Industrial Direct Co.
	Inc. Class A	(12,300)	(995)
	Caterpillar Inc.	(10,800)	(981)
*	Copart Inc.	(26,100)	(957)
	Joy Global Inc.	(15,100)	(883)
*	Tetra Tech Inc.	(31,500)	(881)
*	Advisory Board Co.	(13,800)	(879)
*	Atlas Air Worldwide
	Holdings Inc.	(20,800)	(856)
	Iron Mountain Inc.	(24,900)	(756)
	Forward Air Corp.	(17,200)	(755)
	Waste Connections Inc.	(17,150)	(748)
	Woodward Inc.	(16,350)	(746)

Market Neutral Fund

			Market
			Value
		Shares	($000)
	Acacia Research Corp.	(50,900)	(740)
	Cummins Inc.	(5,100)	(719)
	Eaton Corp. plc	(8,700)	(662)
	Donaldson Co. Inc.	(11,200)	(487)
	Triumph Group Inc.	(6,200)	(472)
	Textron Inc.	(12,000)	(441)
	Covanta Holding Corp.	(22,900)	(407)
	Nordson Corp.	(5,200)	(386)
	Simpson Manufacturing
	Co. Inc.	(9,800)	(360)
*	NCI Building Systems Inc.	(17,000)	(298)
	Granite Construction Inc.	(7,500)	(262)
	TransDigm Group Inc.	(1,600)	(258)
	WW Grainger Inc.	(900)	(230)
			(36,544)
Information Technology (-18.1%)
*	ServiceNow Inc.	(20,800)	(1,165)
*	Bottomline Technologies
	de Inc.	(32,100)	(1,161)
*	VeriFone Systems Inc.	(43,100)	(1,156)
*	Equinix Inc.	(6,500)	(1,153)
	Solera Holdings Inc.	(16,300)	(1,153)
	FLIR Systems Inc.	(37,800)	(1,138)
*	Teradyne Inc.	(64,400)	(1,135)
*	F5 Networks Inc.	(12,400)	(1,127)
	Analog Devices Inc.	(22,100)	(1,126)
*	Dealertrack
	Technologies Inc.	(23,300)	(1,120)
*	Palo Alto Networks Inc.	(19,400)	(1,115)
*	Riverbed Technology Inc.	(61,400)	(1,110)
	Corning Inc.	(61,700)	(1,100)
	Apple Inc.	(1,950)	(1,094)
*	Trimble Navigation Ltd.	(31,100)	(1,079)
	Microchip Technology Inc.	(23,700)	(1,061)
*	Informatica Corp.	(25,500)	(1,058)
*	Workday Inc. Class A	(12,700)	(1,056)
*	Salesforce.com Inc.	(19,080)	(1,053)
*	Concur Technologies Inc.	(10,000)	(1,032)
*	Fortinet Inc.	(53,800)	(1,029)
*	Citrix Systems Inc.	(15,800)	(999)
*	Hittite Microwave Corp.	(16,000)	(988)
	Altera Corp.	(30,200)	(982)
*	Nuance Communications
	Inc.	(58,900)	(895)
*	Teradata Corp.	(19,400)	(883)
*	Bankrate Inc.	(46,160)	(828)
*	Rackspace Hosting Inc.	(20,900)	(818)
*	BroadSoft Inc.	(29,600)	(809)
*	Qlik Technologies Inc.	(28,600)	(762)
	MKS Instruments Inc.	(24,900)	(746)
	QUALCOMM Inc.	(9,500)	(705)
*	Cognex Corp.	(17,600)	(672)
	Visa Inc. Class A	(2,900)	(646)

	Avago Technologies Ltd.
	Class A	(11,000)	(582)
*	FleetCor Technologies Inc.	(4,950)	(580)
	AVX Corp.	(35,600)	(496)
	Tessera Technologies Inc.	(23,600)	(465)
	InterDigital Inc.	(13,800)	(407)
*	MICROS Systems Inc.	(6,400)	(367)
*	Cornerstone OnDemand Inc. (5,800)		(309)
	j2 Global Inc.	(5,400)	(270)
*	SolarWinds Inc.	(6,900)	(261)
*	ViaSat Inc.	(3,500)	(219)
			(37,910)
Materials (-6.5%)
	Freeport-McMoRan Copper
	& Gold Inc.	(31,200)	(1,178)
*	Stillwater Mining Co.	(92,900)	(1,147)
	Allegheny Technologies Inc.	(31,500)	(1,122)
	Southern Copper Corp.	(37,950)	(1,090)
	Rockwood Holdings Inc.	(14,700)	(1,057)
	Praxair Inc.	(7,600)	(988)
	Royal Gold Inc.	(21,350)	(984)
	Nucor Corp.	(17,300)	(924)
*	Coeur Mining Inc.	(80,400)	(872)
	FMC Corp.	(10,700)	(807)
	Air Products & Chemicals
	Inc.	(6,650)	(743)
*	Flotek Industries Inc.	(32,500)	(652)
	Mosaic Co.	(13,100)	(619)
	Hecla Mining Co.	(198,700)	(612)
	MeadWestvaco Corp.	(8,100)	(299)
	Newmont Mining Corp.	(12,400)	(286)
	Innophos Holdings Inc.	(5,288)	(257)
			(13,637)
Telecommunication Services (-0.9%)
*	SBA Communications Corp.
	Class A	(12,310)	(1,106)
*	Crown Castle International
	Corp.	(9,400)	(690)
			(1,796)
Utilities (-3.0%)
	ONEOK Inc.	(18,500)	(1,150)
	Southern Co.	(25,800)	(1,061)
	South Jersey Industries Inc.	(18,400)	(1,030)
	NRG Energy Inc.	(23,500)	(675)
	FirstEnergy Corp.	(15,500)	(511)
	Integrys Energy Group Inc.	(7,900)	(430)
*	Calpine Corp.	(14,500)	(283)
	American Water Works
	Co. Inc.	(6,500)	(275)
	ALLETE Inc.	(4,500)	(224)
	Northwest Natural Gas Co.	(5,200)	(223)
	Piedmont Natural Gas Co.
	Inc.	(6,700)	(222)

Market Neutral Fund

		Market
		Value
	Shares	($000)
ITC Holdings Corp.	(2,300)	(220)
Duke Energy Corp.	—	—
		(6,304)
Total Common Stocks Sold Short
(Proceeds $173,482)		(201,317)
Temporary Cash Investment (4.5%)
Money Market Fund (4.5%)
1 Vanguard Market
Liquidity Fund, 0.125%
(Cost $9,489)	9,489,163	9,489
†Other Assets and Liabilities—
Net (95.7%)		199,788
Net Assets (100%)		208,802

At December 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	207,973
Overdistributed Net Investment Income	(105)
Accumulated Net Realized Losses	(27,506)
Unrealized Appreciation (Depreciation)
Investment Securities—Long Positions	56,275
Investment Securities Sold Short	(27,835)
Net Assets	208,802

Investor Shares–Net Assets
Applicable to 15,747,735 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	173,646
Net Asset Value Per Share—
Investor Shares	$11.03

Institutional Shares–Net Assets
Applicable to 3,205,425 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	35,156
Net Asset Value Per Share—
Institutional Shares	$10.97

See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Long security positions with a value of $131,830,000 and cash of $199,607,000 are held in a segregated account at the fund’s custodian bank and pledged to a broker-dealer as collateral for the fund’s obligation to return borrowed securities. For so long as such obligations continue, the fund’s access to these assets is subject to authorization from the broker-dealer.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Statement of Assets and Liabilities
As of December 31, 2013

Market
Value
($000)
Assets
Investment in Securities,
Long Positions, at Value
Unaffiliated Issuers	200,842
Affiliated Vanguard Funds	9,489
Total Long Positions	210,331
Cash Segregated for Short Positions	199,607
Other Assets	1,819
Total Assets	411,757
Liabilities
Securities Sold Short, at Value	201,317
Payables for Securities Purchased	1,255
Other Liabilities	383
Total Liabilities	202,955
Net Assets (100%)	208,802

See Note A in Notes to Financial Statements.
See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Statement of Operations

Year Ended
December 31, 2013
($000)
Investment Income
Income
Dividends[1]	3,222
Interest[2]	6
Total Income	3,228
Expenses
The Vanguard Group—Note B
Investment Advisory Services	192
Management and Administrative—Investor Shares	186
Management and Administrative—Institutional Shares	—
Marketing and Distribution—Investor Shares	46
Marketing and Distribution—Institutional Shares	8
Custodian Fees	21
Audit Fees	46
Shareholders’ Reports—Investor Shares	2
Shareholders’ Reports—Institutional Shares	—
Dividend Expense on Securities Sold Short	2,513
Borrowing Expense on Securities Sold Short	302
Total Expenses	3,316
Net Investment Income (Loss)	(88)
Realized Net Gain (Loss)
Investment Securities—Long Positions	40,649
Investment Securities Sold Short	(32,226)
Realized Net Gain (Loss)	8,423
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Long Positions	33,393
Investment Securities Sold Short	(24,294)
Change in Unrealized Appreciation (Depreciation)	9,099
Net Increase (Decrease) in Net Assets Resulting from Operations	17,434
1 Dividends are net of foreign withholding taxes of $2,000.
2 Interest income from an affiliated company of the fund was $6,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2013	2012
	($000)	($000)
Increase (Decrease) In Net Assets
Operations
Net Investment Income (Loss)	(88)	893
Realized Net Gain (Loss)	8,423	(7,051)
Change in Unrealized Appreciation (Depreciation)	9,099	2,757
Net Increase (Decrease) in Net Assets Resulting from Operations	17,434	(3,401)
Distributions
Net Investment Income
Investor Shares	(33)	(666)
Institutional Shares	(8)	(263)
Realized Capital Gain
Investor Shares	—	—
Institutional Shares	—	—
Return of Capital
Investor Shares	(16)	—
Institutional Shares	(4)	—
Total Distributions	(61)	(929)
Capital Share Transactions
Investor Shares	7,869	(3,519)
Institutional Shares	1,333	16,089
Net Increase (Decrease) from Capital Share Transactions	9,202	12,570
Total Increase (Decrease)	26,575	8,240
Net Assets
Beginning of Period	182,227	173,987
End of Period[1]	208,802	182,227
1 Net Assets—End of Period includes overdistributed net investment income of ($105,000) and ($54,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.16	$10.36	$9.61	$9.71	$10.97
Investment Operations
Net Investment Income (Loss)	(.007)	.045	(.024)	(.038)[1]	(.105)
Net Realized and Unrealized Gain (Loss)
on Investments [2]	.880	(.200)	.774	(.062)	(1.143)
Total from Investment Operations	.873	(.155)	.750	(.100)	(1.248)
Distributions
Dividends from Net Investment Income	(.002)	(.045)	—	—	(.012)
Distributions from Realized Capital Gains	—	—	—	—	—
Return of Capital	(.001)	—	—	—	—
Total Distributions	(.003)	(.045)	—	—	(.012)
Net Asset Value, End of Period	$11.03	$10.16	$10.36	$9.61	$9.71

Total Return[3]	8.59%	-1.50%	7.80%	-1.03%	-11.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$174	$151	$158	$116	$53
Ratio of Expenses to Average Net Assets
Based on Total Expenses[4,5]	1.57%	1.88%	1.69%	1.84%	2.80%
Net of Dividend and Borrowing Expense
on Securities Sold Short[4]	0.25%	0.25%	0.25%	0.30%	0.39%
Ratio of Net Investment Income (Loss)
to Average Net Assets	(0.06%)	0.44%	(0.22%)	(0.38%)	(0.97%)
Portfolio Turnover Rate	68%	89%	91%	153%	142%

1 Calculated based on average shares outstanding.
2 Includes increases from redemption fees of $.00, $.00, $.00, $.00, and $.04. Effective May 23, 2012, the redemption fee was eliminated.
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Includes performance-based advisory fee increases (decreases) of (0.07%) for fiscal 2010 and (0.10%) for fiscal 2009. Performance-based investment advisory fees did not apply after fiscal 2010.
5 Includes 2013 dividend and borrowing expense on securities sold short of 1.18% and 0.14%, respectively. Includes 2012 dividend and borrowing expense on securities sold short of 1.52% and 0.11%, respectively. Includes 2011 dividend and borrowing expense on securities sold short of 1.30% and 0.14%, respectively. Includes 2010 dividend and borrowing expense on securities sold short of 1.49% and 0.05%, respectively. Includes 2009 dividend and borrowing expense on securities sold short of 1.42% and 0.99%, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.10	$10.33	$9.57	$9.66	$10.90
Investment Operations
Net Investment Income (Loss)	.006	.071	(.010)	(.015)[1]	(. 093)
Net Realized and Unrealized Gain (Loss)
on Investments [2]	.868	(.215)	.770	(.075)	(1.139)
Total from Investment Operations	.874	(.144)	.760	(.090)	(1.232)
Distributions
Dividends from Net Investment Income	(.003)	(.086)	—	—	(.008)
Distributions from Realized Capital Gains	—	—	—	—	—
Return of Capital	(.001)	—	—	—	—
Total Distributions	(.004)	(.086)	—	—	(.008)
Net Asset Value, End of Period	$10.97	$10.10	$10.33	$9.57	$9.66

Total Return [3]	8.66%	-1.39%	7.94%	-0.93%	-11.31%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$35	$31	$16	$3	$16
Ratio of Expenses to Average Net Assets
Based on Total Expenses[4,5]	1.47%	1.78%	1.59%	1.74%	2.73%
Net of Dividend and Borrowing Expense
on Securities Sold Short[4]	0.15%	0.15%	0.15%	0.20%	0.32%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.04%	0.54%	(0.12%)	(0.28%)	(0.90%)
Portfolio Turnover Rate	68%	89%	91%	153%	142%

1 Calculated based on average shares outstanding.
2 Includes increases from redemption fees of $.00, $.00, $.00, $.00, and $.03. Effective May 23, 2012, the redemption fee was eliminated.
3 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4 Includes performance-based advisory fee increases (decreases) of (0.07%) for fiscal 2010 and (0.10%) for fiscal 2009. Performance-based investment advisory fees did not apply after fiscal 2010.
5 Includes 2013 dividend and borrowing expense on securities sold short of 1.18% and 0.14%, respectively. Includes 2012 dividend and borrowing expense on securities sold short of 1.52% and 0.11%, respectively. Includes 2011 dividend and borrowing expense on securities sold short of 1.30% and 0.14%, respectively. Includes 2010 dividend and borrowing expense on securities sold short of 1.49% and 0.05%, respectively. Includes 2009 dividend and borrowing expense on securities sold short of 1.42% and 0.99%, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Notes to Financial Statements

Vanguard Market Neutral Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Short Sales: Short sales are the sales of securities that the fund does not own. The fund may sell a security it does not own in anticipation of a decline in the value of that security. In order to deliver the security to the purchaser, the fund borrows the security from a broker-dealer. The fund must segregate, as collateral for its obligation to return the borrowed security, an amount of cash and long security positions at least equal to the market value of the security sold short. This results in the fund holding a significant portion of its assets in cash. The fund later closes out the position by returning the security to the lender, typically by purchasing the security in the open market. A gain, limited to the price at which the fund sold the security short, or a loss, theoretically unlimited in size, is recognized upon the termination of the short sale. The fund may receive a portion of the income from the investment of collateral, or be charged a fee on borrowed securities, based on the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The net amounts of income or fees are recorded as interest income (for net income received) or borrowing expense on securities sold short (for net fees charged) on the Statement of Operations. Dividends on securities sold short are reported as an expense in the Statement of Operations.

Cash collateral segregated for securities sold short is recorded as an asset in the Statement of Assets and Liabilities. Long security positions segregated as collateral are shown in the Statement of Net Assets.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Dividend income (or dividend expense on short positions) is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Market Neutral Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2013, the fund had contributed capital of $24,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At December 31, 2013, 100% of the market value of the fund’s investments was based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, the fund had a net operating loss of $75,000 for the year ended December 31, 2013. This amount has been reclassified from overdistributed net investment income to paid-in capital. At December 31, 2013, the fund had no ordinary income available for distribution. The fund used capital loss carryforwards of $8,582,000 to offset taxable capital gains realized during the year ended December 31, 2013. At December 31, 2013, the fund had available capital losses totaling $27,320,000 to offset future net capital gains. Of this amount, $24,465,000 is subject to expiration dates; $19,593,000 may be used to offset future net capital gains through December 31, 2017, and $4,872,000 through December 31, 2018. Capital losses of $2,855,000 realized beginning in fiscal 2011 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

Market Neutral Fund

At December 31, 2013, the cost of long security positions for tax purposes was $154,242,000. Net unrealized appreciation of long security positions for tax purposes was $56,090,000, consisting of unrealized gains of $57,187,000 on securities that had risen in value since their purchase and $1,097,000 in unrealized losses on securities that had fallen in value since their purchase. Tax-basis net unrealized depreciation on securities sold short was $27,835,000, consisting of unrealized gains of $4,602,000 on securities that had fallen in value since their sale and $32,437,000 in unrealized losses on securities that had risen in value since their sale.

E. During the year ended December 31, 2013, the fund purchased $138,154,000 of investment securities and sold $184,731,000 of investment securities, other than temporary cash investments. The proceeds of short sales and the cost of purchases to cover short sales were $187,046,000 and $215,803,000 respectively.

F. Capital share transactions for each class of shares were:

	Year Ended December 31,
	2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	79,310	7,510	57,126	5,525
Issued in Lieu of Cash Distributions	49	5	664	66
Redeemed[1]	(71,490)	(6,637)	(61,309)	(5,998)
Net Increase (Decrease)—Investor Shares	7,869	878	(3,519)	(407)
Institutional Shares
Issued	3,557	335	16,536	1,608
Issued in Lieu of Cash Distributions	12	1	262	26
Redeemed[1]	(2,236)	(212)	(709)	(68)
Net Increase (Decrease) —Institutional Shares	1,333	124	16,089	1,566
1 Net of redemption fees for fiscal 2012 of $8,000 (fund total). Effective May 23, 2012, the redemption fee was eliminated.

At December 31, 2013, Vanguard Managed Payout Distribution Focus Fund and Vanguard Managed Payout Growth and Distribution Fund were each a record or beneficial owner of 28% or more of the fund’s net assets, with a combined ownership of 64%. If one of these shareholders were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains. (Vanguard Managed Payout Growth and Distribution Fund acquired Vanguard Managed Payout Distribution Focus Fund on January 17, 2014.)

G. Management has determined that no material events or transactions occurred subsequent to December 31, 2013, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Montgomery Funds and the Shareholders of Vanguard Market Neutral Fund:

In our opinion, the accompanying statement of net assets, statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Market Neutral Fund (constituting Vanguard Montgomery Funds, hereafter referred to as the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 18, 2014

Special 2013 tax information (unaudited) for Vanguard Market Neutral Fund

This information for the fiscal year ended December 31, 2013, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $41,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100.0% of investment income (dividend income plus short-term gain, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income . (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for one share class only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Market Neutral Fund Investor Shares
Periods Ended December 31, 2013

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	8.59%	0.23%	2.42%
Returns After Taxes on Distributions	8.59	0.21	1.87
Returns After Taxes on Distributions and Sale of Fund Shares	4.87	0.18	1.81

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended December 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Market Neutral Fund	6/30/2013	12/31/2013	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,037.63	$8.68
Institutional Shares	1,000.00	1,037.84	8.17
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,016.69	$8.59
Institutional Shares	1,000.00	1,017.19	8.08

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 1.69% for Investor Shares and 1.59% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 182 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U.S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services) and
(diversified manufacturing and services), Hewlett-	of Oxfam America; Director of SKF AB (industrial
Packard Co. (electronic computer manufacturing),

machinery), Hyster-Yale Materials Handling, Inc.	Executive Officers
(forklift trucks), and the Lumina Foundation for
Education; Member of the Advisory Council for the	Glenn Booraem
College of Arts and Letters and of the Advisory Board	Born 1967. Controller Since July 2010. Principal
to the Kellogg Institute for International Studies, both	Occupation(s) During the Past Five Years: Principal
at the University of Notre Dame.	of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Mark Loughridge	Group; Assistant Controller of each of the investment
Born 1953. Trustee Since March 2012. Principal	companies served by The Vanguard Group (2001–2010).
Occupation(s) During the Past Five Years: Senior Vice
President and Chief Financial Officer at IBM (information	Thomas J. Higgins
technology services); Fiduciary Member of IBM’s	Born 1957. Chief Financial Officer Since September
Retirement Plan Committee.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Director of TIFF Advisory Services, Inc. (investment	Occupation(s) During the Past Five Years: Principal of
advisor); Member of the Investment Advisory	The Vanguard Group, Inc.; Treasurer of each of the
Committees of the Financial Industry Regulatory	investment companies served by The Vanguard
Authority (FINRA) and of Major League Baseball.	Group; Assistant Treasurer of each of the investment
companies served by The Vanguard Group (1988–2008).
André F. Perold
Born 1952. Trustee Since December 2004. Principal	Heidi Stam
Occupation(s) During the Past Five Years: George	Born 1956. Secretary Since July 2005. Principal
Gund Professor of Finance and Banking at the Harvard	Occupation(s) During the Past Five Years: Managing
Business School (retired 2011); Chief Investment	Director of The Vanguard Group, Inc.; General Counsel
Officer and Managing Partner of HighVista Strategies	of The Vanguard Group; Secretary of The Vanguard
LLC (private investment firm); Director of Rand	Group and of each of the investment companies
Merchant Bank; Overseer of the Museum of Fine	served by The Vanguard Group; Director and Senior
Arts Boston.	Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.
Vanguard Senior ManagementTeam
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Mortimer J. Buckley	Chris D. McIsaac
President, and Chief Executive Officer of NACCO	Kathleen C. Gubanich	Michael S. Miller
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Paul A. Heller	James M. Norris
Materials Handling, Inc. (forklift trucks); Director of	Martha G. King	Glenn W. Reed
the National Association of Manufacturers; Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland;
Advisory Chairman of the Board of The Cleveland
Museum of Art.	Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Peter F. Volanakis	Chief Executive Officer and President, 1996–2008
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6340 022014

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended December 31, 2013: $46,000
Fiscal Year Ended December 31, 2012: $45,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended December 31, 2013: $5,714,113
Fiscal Year Ended December 31, 2012: $4,809,780

Includes fees billed in connection with audits of the Registrant and other registered investment companies in the Vanguard complex. Also includes fees billed in connection with audits of The Vanguard Group, Inc. and Vanguard Marketing Corporation for Fiscal Year Ended December 31, 2013.

(b) Audit-Related Fees.

Fiscal Year Ended December 31, 2013: $1,552,950
Fiscal Year Ended December 31, 2012: $1,812,565

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended December 31, 2013: $110,000
Fiscal Year Ended December 31, 2012: $490,518

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation. Also includes fees billed in connection with certain tax services related to audits of the Registrant and other registered investment companies in the Vanguard complex for Fiscal Year Ended December 31, 2012.

(d) All Other Fees.

Fiscal Year Ended December 31, 2013: $132,000
Fiscal Year Ended December 31, 2012: $16,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended December 31, 2013: $242,000
Fiscal Year Ended December 31, 2012: $506,518

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MONTGOMERY FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: February 20, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MONTGOMERY FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: February 20, 2014
VANGUARD MONTGOMERY FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: February 20, 2014

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number
2-11444, Incorporated by Reference.